EXHIBIT 99.6

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

------------------------------------
     CASE  NAME: OK TURBINES, INC.                      ACCRUAL BASIS
------------------------------------

------------------------------------
     CASE  NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
------------------------------------

------------------------------------
     JUDGE:  BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                                   CFO
---------------------------------------                --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                     9/20/00
---------------------------------------                --------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ JESSICA L. WILSON                                  Corporate Controller
---------------------------------------                --------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

Jessica L. Wilson                                              9/20/00
---------------------------------------                --------------------
PRINTED NAME OF PREPARER                                        DATE

--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-1
------------------------------

------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------

------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                                                 MONTH              MONTH              MONTH
                                             SCHEDULE      ------------------------------------------------------
 ASSETS                                       AMOUNT           July 2000         August 2000
-----------------------------------------------------------------------------------------------------------------
 1.    UNRESTRICTED CASH                        $299,835           $185,603           $257,073
-----------------------------------------------------------------------------------------------------------------
 2.    RESTRICTED CASH                                $0                                    $0
-----------------------------------------------------------------------------------------------------------------
 3.    TOTAL CASH                               $299,835           $185,603           $257,073                 $0
-----------------------------------------------------------------------------------------------------------------
 4.    ACCOUNTS RECEIVABLE (NET)                $569,077           $685,482           $690,746
-----------------------------------------------------------------------------------------------------------------
 5.    INVENTORY                              $4,135,448         $4,054,421         $4,064,919
-----------------------------------------------------------------------------------------------------------------
 6.    NOTES RECEIVABLE                               $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 7.    PREPAID EXPENSES                               $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 8.    OTHER (ATTACH LIST)                       $30,000        ($1,074,355)         ($987,399)
-----------------------------------------------------------------------------------------------------------------
 9.    TOTAL CURRENT ASSETS                   $5,034,360         $3,851,151         $4,025,339                 $0
-----------------------------------------------------------------------------------------------------------------
 10.   PROPERTY, PLANT & EQUIPMENT              $474,012           $568,177           $568,177
-----------------------------------------------------------------------------------------------------------------
 11.   LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                         $0           $105,567           $109,368
-----------------------------------------------------------------------------------------------------------------
 12.   NET PROPERTY, PLANT &
       EQUIPMENT                                $474,012           $462,610           $458,809                 $0
-----------------------------------------------------------------------------------------------------------------
 13.   DUE FROM INSIDERS                              $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 14.   OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                     $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 15.   OTHER (ATTACH LIST)                            $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 16.   TOTAL ASSETS                           $5,508,372         $4,313,761         $4,484,148                 $0
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
 17.   ACCOUNTS PAYABLE                                             $22,527            $24,621
-----------------------------------------------------------------------------------------------------------------
 18.   TAXES PAYABLE                                                     $0                 $0
-----------------------------------------------------------------------------------------------------------------
 19.   NOTES PAYABLE                                                     $0                 $0
-----------------------------------------------------------------------------------------------------------------
 20.   PROFESSIONAL FEES                                                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 21.   SECURED DEBT                                                      $0                 $0
-----------------------------------------------------------------------------------------------------------------
 22.   OTHER (ATTACH LIST)                                               $0                 $0
-----------------------------------------------------------------------------------------------------------------
 23.   TOTAL POSTPETITION
       LIABILITIES                                                  $22,527            $24,621                 $0
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
 24.   SECURED DEBT                                   $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 25.   PRIORITY DEBT                             $28,268                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 26.   UNSECURED DEBT                           $493,554           $522,843           $522,843
-----------------------------------------------------------------------------------------------------------------
 27.   OTHER (ATTACH LIST)                            $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
 28.   TOTAL PREPETITION LIABILITIES            $521,822           $522,843           $522,843                 $0
-----------------------------------------------------------------------------------------------------------------
 29.   TOTAL LIABILITIES                        $521,822           $545,370           $547,464                 $0
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
 30.   PREPETITION OWNERS' EQUITY                                $3,790,619         $3,790,619
-----------------------------------------------------------------------------------------------------------------
 31.   POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                            ($22,228)          $146,065
-----------------------------------------------------------------------------------------------------------------
 32.   DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------
 33.   TOTAL EQUITY                                   $0         $3,768,391         $3,936,684                 $0
-----------------------------------------------------------------------------------------------------------------
 34.   TOTAL LIABILITIES &
       OWNERS' EQUITY                           $521,822         $4,313,761         $4,484,148                 $0
-----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------
CASE NAME: OK TURBINES, INC.                      ACCRUAL BASIS-2
-------------------------------

-------------------------------
CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
-------------------------------

-------------------------------
INCOME STATEMENT

----------------------------------------------------------------------------------------------------
                                              MONTH          MONTH          MONTH
                                        ---------------------------------------------     QUARTER
REVENUES                                    July 2000     August 2000                      TOTAL
----------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                            $432,830       $568,331                    $1,001,161
----------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                       $0        $26,939                       $26,939
----------------------------------------------------------------------------------------------------
3.  NET REVENUE                               $432,830       $541,392             $0       $974,222
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.  MATERIAL                                  $318,325       $237,129                      $555,454
----------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                               $36,811        $48,890                       $85,701
----------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                               $190         $3,441                        $3,631
----------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                  $355,326       $289,460             $0       $644,786
----------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                               $77,504       $251,932             $0       $329,436
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                $7,933         $7,933                       $15,866
----------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                           $594           $293                          $887
----------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                   $26,855        $31,212                       $58,067
----------------------------------------------------------------------------------------------------
12. RENT & LEASE                                $2,804         $3,761                        $6,565
----------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                        $36,639        $36,639                       $73,278
----------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                   $74,825        $79,838             $0       $154,663
----------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                            $2,679       $172,094             $0       $174,773
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                $0             $0                            $0
----------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)               $0             $0                            $0
----------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                $0             $0                            $0
----------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                      $3,801         $3,801                        $7,602
----------------------------------------------------------------------------------------------------
20. AMORTIZATION                                    $0             $0                            $0
----------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                 $3,801         $3,801             $0         $7,602
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                               $0             $0                            $0
----------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                               $0             $0                            $0
----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                             $0             $0                            $0
----------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                   $0             $0             $0             $0
----------------------------------------------------------------------------------------------------
27. INCOME TAX                                      $0             $0                            $0
----------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                          ($1,122)      $168,293             $0       $167,171
----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE NAME: OK TURBINES, INC.                      ACCRUAL BASIS-3
--------------------------------

--------------------------------
CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
--------------------------------

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                             MONTH           MONTH            MONTH
                                       -------------------------------------------------      QUARTER
DISBURSEMENTS                               July 2000      August 2000                         TOTAL
---------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                 $369,827         $185,603                         $369,827
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.  CASH SALES                                      $0               $0                               $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.  PREPETITION                                $28,639           $2,500                          $31,139
---------------------------------------------------------------------------------------------------------
4.  POSTPETITION                              $259,272         $564,266                         $823,538
---------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                  $287,911         $566,766              $0         $854,677
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                  $0               $0                               $0
---------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                  $0               $0                               $0
---------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                         $1,615          $19,446                          $21,061
---------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                $1,615          $19,446              $0          $21,061
---------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                            $289,526         $586,212              $0         $875,738
---------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                      $659,353         $771,815              $0       $1,245,565
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                $82,417          $51,841                         $134,258
---------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                          $6,225           $3,915                          $10,140
---------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                   $0           $1,313                           $1,313
---------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                       $3,222           $2,982                           $6,204
---------------------------------------------------------------------------------------------------------
16. UTILITIES                                   $2,422           $4,930                           $7,352
---------------------------------------------------------------------------------------------------------
17. INSURANCE                                       $0               $0                               $0
---------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                       $289,871         $260,255                         $550,126
---------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                $6               $0                               $6
---------------------------------------------------------------------------------------------------------
20. TRAVEL                                          $0              $10                              $10
---------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                 $140             $498                             $638
---------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                      $38,262          $90,103                         $128,365
---------------------------------------------------------------------------------------------------------
23. SUPPLIES                                   $29,339           $4,845                          $34,184
---------------------------------------------------------------------------------------------------------
24. ADVERTISING                                   $231           $1,715                           $1,946
---------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                        $17,865          $92,335                         $110,200
---------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS             $470,000         $514,742              $0         $984,742
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                               $0               $0                               $0
---------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                           $3,750               $0                           $3,750
---------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                             $0               $0                               $0
---------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES               $3,750               $0              $0           $3,750
---------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                       $473,750         $514,742              $0         $988,492
---------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                            ($184,224)         $71,470              $0        ($112,754)
---------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                       $185,603         $257,073              $0         $257,073
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE  NAME: OK TURBINES, INC.                     ACCRUAL BASIS-4
--------------------------------

--------------------------------
CASE  NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
--------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                        MONTH            MONTH           MONTH
                                                      SCHEDULE --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                              AMOUNT         July 2000       August 2000
-----------------------------------------------------------------------------------------------------------------
1.    0-30                                                             $278,617        $300,647
-----------------------------------------------------------------------------------------------------------------
2.    31-60                                                            $173,078        $165,415
-----------------------------------------------------------------------------------------------------------------
3.    61-90                                                              $8,730         $77,205
-----------------------------------------------------------------------------------------------------------------
4.    91+                                                              $237,901        $161,498
-----------------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                             $0         $698,326        $704,765               $0
-----------------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                   $12,844         $14,019
-----------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                             $0         $685,482        $690,746               $0
-----------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:   August 2000
-----------------------------------------------------------------------------------------------------------------
                                           0-30            31-60           61-90             91+
TAXES  PAYABLE                             DAYS            DAYS             DAYS            DAYS         TOTAL
-----------------------------------------------------------------------------------------------------------------
1.    FEDERAL                               $0              $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
2.    STATE                                 $0              $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
3.    LOCAL                                 $0              $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)                   $0              $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE                   $0              $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
6.    ACCOUNTS  PAYABLE                $24,855              $0            ($234)             $0          $24,621
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------
STATUS OF POSTPETITION TAXES                                             MONTH:   August 2000
-----------------------------------------------------------------------------------------------------------------
                                                      BEGINNING         AMOUNT                           ENDING
                                                         TAX        WITHHELD AND/       AMOUNT            TAX
FEDERAL                                              LIABILITY*       OR ACCRUED         PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                                         $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                                       $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                                       $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                                          $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
5.    INCOME                                                $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                                   $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                                           $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
9.    SALES                                                 $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
10.   EXCISE                                                $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                                          $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                                         $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                                     $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                                   $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                                   $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                                           $0               $0              $0               $0
-----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE  NAME: OK TURBINES, INC.                           ACCRUAL BASIS-5
--------------------------------

--------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
--------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:   August 2000
-----------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                           Account #1       Account #2        Account #3
-----------------------------------------------------------------------------------------------------------
A.          BANK:                            Bank of America   Bank of America   Bank of America
-----------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                    15819-20089        00127-09156       00129-09155      TOTAL
-----------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                     Operating           Payroll          Operating
-----------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                 $338,831              $0               $0        $338,831
-----------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                 $0              $0               $0              $0
-----------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                $82,224              $0               $0         $82,224
-----------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                          $0              $0               $0              $0
-----------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                $256,607          $0                $0           $256,607
-----------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                 5391       Account closed   Account closed
-----------------------------------------------------------------------------------------------------------
------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------
                                              DATE OF          TYPE OF             PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE        INSTRUMENT             PRICE           VALUE
-----------------------------------------------------------------------------------------------------------
7.    N/A
-----------------------------------------------------------------------------------------------------------
8.    N/A
-----------------------------------------------------------------------------------------------------------
9.    N/A
-----------------------------------------------------------------------------------------------------------
10.   N/A
-----------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                 $0              $0
-----------------------------------------------------------------------------------------------------------
------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                $466
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                   $257,073
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE  NAME: OK TURBINES, INC.                           ACCRUAL BASIS-6
--------------------------------

--------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
--------------------------------

                                                        MONTH:   August 2000

-----------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------
                            INSIDERS
------------------------------------------------------------------
                       TYPE OF               AMOUNT     TOTAL PAID
       NAME            PAYMENT                PAID        TO DATE
------------------------------------------------------------------
1. GREGG NIMMO       Reimbursment               $378       $8,530
------------------------------------------------------------------
2. GREGG NIMMO       Salary                   $7,933      $35,699
------------------------------------------------------------------
3.
------------------------------------------------------------------
4.
------------------------------------------------------------------
5.
------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                $8,311      $44,229
------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                  PROFESSIONALS
----------------------------------------------------------------------------------------------
                       DATE OF COURT                                                    TOTAL
                     ORDER AUTHORIZING          AMOUNT       AMOUNT     TOTAL PAID    INCURRED
     NAME                  PAYMENT             APPROVED       PAID        TO DATE    & UNPAID*
----------------------------------------------------------------------------------------------
1. N/A
----------------------------------------------------------------------------------------------
2. N/A
----------------------------------------------------------------------------------------------
3. N/A
----------------------------------------------------------------------------------------------
4. N/A
----------------------------------------------------------------------------------------------
5. N/A
----------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                               $0           $0            $0            $0
----------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           SCHEDULED      AMOUNTS
                                            MONTHLY         PAID        TOTAL
                                           PAYMENTS        DURING      UNPAID
           NAME OF CREDITOR                   DUE          MONTH    POSTPETITION
--------------------------------------------------------------------------------
1. City of Hollister - Building Rent          $2,394       $2,395            $0
--------------------------------------------------------------------------------
2. Other                                    various          $587
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                      $2,394       $2,982            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------
CASE  NAME: OK TURBINES, INC.                           ACCRUAL  BASIS-7
--------------------------------

--------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
--------------------------------

                                                        MONTH: August 2000

----------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                    X
-----------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                              X
-----------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES(ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                        X
-----------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                  X
-----------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                  X
-----------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                            X
-----------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                               X
-----------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                        X
-----------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                              X
-----------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                             X
-----------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                       X
-----------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                         X
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                    X
-----------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
-----------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
      TYPE  OF                                                   PAYMENT AMOUNT
       POLICY               CARRIER       PERIOD COVERED           & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc.
Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------
CASE  NAME: OK TURBINES, INC.                         FOOTNOTES SUPPLEMENT
--------------------------------

--------------------------------
CASE  NUMBER: 400-42146-BJH-11                              ACCRUAL BASIS
--------------------------------

                                            MONTH:        August 2000
                                                    -------------------------

--------------------------------------------------------------------------------
 ACCRUAL BASIS        LINE
  FORM NUMBER        NUMBER            FOOTNOTE/EXPLANATION

--------------------------------------------------------------------------------
       3               12     All payroll is paid out of Kitty Hawk Charters,
                       13 Inc. (Case #400-42142) and allocated to the Company. Related payroll taxes are disbursed out of and reported at KH Charters.
--------------------------------------------------------------------------------
       6                      All Professional fees related to the
                                Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------
       7                      All insurance plans related to the Company are
                                carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #400-42141.
--------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.

CASE NUMBER: 400-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                          August 2000


8.   OTHER (ATTACH LIST)                       $ (987,399)Reported
                                   -----------------------
        Intercompany Receivables               (1,200,809)
        Uncollectible A/R                          14,019
        Security Deposit                          199,391
                                   -----------------------
                                                 (987,399)Detail
                                   -----------------------
                                                     -    Difference



ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                         $ 36,639 Reported
                                   -----------------------
        Inventory Reserve Allocation               36,639 Detail
                                   -----------------------
                                                     -    Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                         $ 19,446 Reported
                                   -----------------------
        Voided checks                               1,051
        Inventory refunds                          18,395
                                   -----------------------
                                                   19,446 Detail
                                   -----------------------
                                                     -    Difference


25.  OTHER (ATTACH LIST)                           92,335 Reported
                                   -----------------------
        Transfer to KH Charters                    50,000
        Freight                                     9,894
        Fuel                                          129
        Petty Cash                                      7
        Customs fees                                  277
        Refunds                                     1,672
        NSF Checks                                 26,939
        Subscription                                3,417
                                   -----------------------
                                                   92,335 Detail
                                   -----------------------
                                                     -    Difference